Exhibit 99.1

                             LOAN PURCHASE AGREEMENT

        This Loan Purchase Agreement made and entered into as of this 1st day of April, 2008 by and between Nelnet Student Loan Trust 2008-2, a Delaware statutory trust (the "Purchaser") acting by and through Zions First National Bank, not individually but as eligible lender trustee (the "Trustee") under the Eligible Lender Trust Agreement (as defined herein), and Nelnet Student Loan Funding, LLC, a limited liability company organized and existing under the laws of the State of Delaware and having its principal offices at 121 South 13th Street, Suite 201, in the city of Lincoln, County of Lancaster, State of Nebraska, acting by and through Zions First National Bank, not individually, but as eligible lender trustee (the "Seller").

                              W I T N E S S E T H:

        WHEREAS, the Purchaser, by and through the Trustee, desires to purchase from the Seller certain FFELP Loans (as defined below) to assist students in obtaining a post-secondary education, title to which will be held by the Trustee pursuant to the Eligible Lender Trust Agreement, and the Seller desires to sell certain FFELP Loans to the Purchaser, title to which will be held by and through the Trustee, in accordance with the terms and conditions of this Loan Purchase Agreement.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

Section 1.  DEFINITIONS.

        "BORROWER" means the student or parent obligor under a FFELP Loan.

        "CERTIFICATE OF INSURANCE" means a certificate of federal loan insurance issued with respect to a FFELP Loan by the Secretary of Education pursuant to the provisions of the Higher Education Act.

        "CONTRACT OF INSURANCE" means an agreement between the Secretary of Education and either the Trustee or the Seller providing for the insurance by the Secretary of Education of the principal of and accrued interest on a FFELP Loan to the maximum extent permitted under the Higher Education Act.

        "CONVEYED PROPERTY" has the meaning set forth in Section 13 hereof.

        "ELIGIBLE LENDER TRUST AGREEMENT" means the Eligible Lender Trust Agreement dated as of March 1, 2008, between the Trustee and the Purchaser, as the same may be amended, modified, supplemented, restated or otherwise altered.

        "ELIGIBLE LOAN" means a FFELP Loan authorized to be acquired by the Purchaser by and through the Trustee which on the date sold hereunder (i) is either Insured or Guaranteed; (ii) if such FFELP Loan is a subsidized Stafford loan, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments; if such FFELP Loan is a consolidation loan authorized under Section 428C of the Higher Education Act, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments to the extent applicable; and if such FFELP Loan is a PLUS loan authorized under
Section 428B of the Higher Education Act, a SLS loan authorized under Section 428A of the Higher Education Act, or an unsubsidized Stafford loan authorized under Section 428H of the Higher Education Act, such FFELP Loan qualifies the holder thereof to receive Special Allowance Payments; (iii) complies with each representation and warranty with respect thereto contained in Exhibit E attached hereto; and (iv) meets the other criteria set forth in the Loan Purchase Regulations and is eligible for purchase under the terms of the Financing Agreement.

        "FEDERAL CONTRACTS" means all agreements between a Guarantee Agency and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including, but not limited to, reimbursement of amounts paid or payable upon defaulted FFELP Loans and other student loans insured or guaranteed by any Guarantee Agency and federal interest subsidy payments and Special Allowance Payments, if applicable, to holders of qualifying student loans guaranteed by any Guarantee Agency.

        "FFELP LOANS" means those specific loans acquired by the Trustee, on behalf of the Purchaser, from the Seller pursuant to this Loan Purchase Agreement, inclusive of the promissory notes evidencing such loans and the related documentation in connection with each thereof, which were originated pursuant to the Federal Family Education Loan Program and the Higher Education Act.

        "FINANCING AGREEMENT" means the Indenture of Trust, dated as of April 1, 2008, by and between the Purchaser and the Indenture Trustee, as the same may be amended, modified, supplemented, restated or otherwise altered, which is utilized to finance the Purchaser's purchase of the FFELP Loans under this Loan Purchase Agreement.

        "GUARANTEE" or "GUARANTEED" means, with respect to a FFELP Loan, the guarantee by the Guarantee Agency, in accordance with the terms and conditions of the Guarantee Agreement, of the principal of and accrued interest on the FFELP Loan to the maximum extent permitted under the Higher Education Act on FFELP Loans which have been originated, held and serviced in full compliance with the Higher Education Act, and the coverage of the FFELP Loan by the Federal Contracts providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on defaulted FFELP Loans guaranteed by it to the extent of the maximum reimbursement allowed by the Federal Contracts.

        "GUARANTEE AGENCY" means a state agency or a private nonprofit institution or organization which administers a Guarantee Program within a State or any successors and assignees thereof administering the Guarantee Program which has entered into a Guarantee Agreement with the Trustee on behalf of the Purchaser.

        "GUARANTEE AGREEMENT" means the Federal Contracts, an agreement between a Guarantee Agency and either the Trustee or the Seller providing for the Guarantee by such Guarantee Agency of the principal of and accrued interest on FFELP Loans to Borrowers, made or acquired by the Trustee or the Seller from time to time, and any other similar guarantee or agreement issued by a Guarantee Agency to the Purchaser or the Trustee pertaining to FFELP Loans.

        "GUARANTEED LOANS" means FFELP Loans that are Guaranteed.

        "GUARANTEE PROGRAM" means a Guarantee Agency's student loan guaranty program pursuant to which such Guarantee Agency guarantees or insures student loans.

        "HIGHER EDUCATION ACT" shall mean Title IV, Parts B, F and G, of the Higher Education Act of 1965, as amended or supplemented and in effect from time to time, or any successor enactment thereto, and all regulations promulgated thereunder and any directives issued by the Secretary of Education.

        "INDENTURE TRUSTEE" means Zions First National Bank acting in its capacity as indenture trustee under the Financing Agreement, and not in its individual capacity.

        "INSURANCE" or "INSURED" or "INSURING" means, with respect to a FFELP Loan, the insuring by the Secretary of Education (as evidenced by a Certificate of Insurance or other document or certification issued under the provisions of the Higher Education Act) under the Higher Education Act of the principal of and accrued interest on such FFELP Loan to the maximum extent permitted under the Higher Education Act for FFELP Loans originated, held and serviced in full compliance with the Higher Education Act.

        "INSURED LOANS" means FFELP Loans which are Insured.

        "INTEREST SUBSIDY PAYMENTS" means interest subsidy payments received from the Secretary of Education pursuant to Section 428 of the Higher Education Act or similar payments authorized by federal law or regulation.

        "LOAN PURCHASE AGREEMENT" means this Loan Purchase Agreement including all exhibits and schedules attached hereto, and any addenda, supplements or amendments hereto.

        "LOAN PURCHASE DATE" means the date as described in Section 2(b) hereof.

        "LOAN PURCHASE REGULATIONS" means the rules and regulations of the Purchaser, as may be adopted by the Purchaser from time to time (with the consent of any persons required under the terms of the Financing Agreement), which pertain to the Program, which shall incorporate all requirements specified in any indentures or other financing arrangements to which the Purchaser is subject.

        "LOAN TRANSFER SCHEDULE" means a written schedule on a form provided by the Purchaser or its servicing agent identifying the Borrower on the FFELP Loans purchased hereunder.

        "MASTER NOTE" means a Master Promissory Note in the form mandated by
Section 432(m)(1)(D) of the Higher Education Act, as added by Pub. L. 105-244, ss. 427,112 Stat. 1702 (1998) as amended by Public Law No: 106-554 (enacted December 21, 2000) and as codified at 20 U.S.C. ss. 1082(m)(1).

        "MPN LOAN" means a FFELP Loan evidenced by a Master Note.

        "PROGRAM" means the Purchaser's FFELP Loan acquisition program under which the Purchaser, acting by and through the Trustee will acquire FFELP Loans to assist students in obtaining a post-secondary education.

        "PURCHASER" means Nelnet Student Loan Trust 2008-2, a Delaware statutory trust.

        "SECRETARY OF EDUCATION" means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

        "SELLER" means Nelnet Student Loan Funding, LLC, a Delaware limited liability company, which is performing this Loan Purchase Agreement by and through its eligible lender trustee which is an "eligible lender" under the criteria established by the Higher Education Act that has received an eligible lender designation by the Secretary of Education with respect to Insured Loans or from a Guarantee Agency with respect to Guaranteed Loans, identified in the introduction to this Loan Purchase Agreement, which is selling FFELP Loans to the Purchaser hereunder.

        "SPECIAL ALLOWANCE PAYMENTS" means special allowance payments authorized to be made by the Secretary of Education pursuant to Section 438 of the Higher Education Act or similar allowances authorized from time to time by federal law or regulation.

        "TRUSTEE" means Zions First National Bank acting in its capacity as eligible lender trustee under the Eligible Lender Trust Agreement, and not in its individual capacity.

        "UCC" means the Uniform Commercial Code as from time to time enacted and in effect in an applicable jurisdiction.

        Section 2.  PURCHASE OF FFELP LOANS.

               (a) Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, the Seller agrees to sell to the Trustee, acting on behalf of the Purchaser, and the Purchaser, acting by and through the Trustee under the Eligible Lender Trust Agreement on behalf of the Purchaser, agrees to buy from the Seller, a portfolio of FFELP Loans in the aggregate unpaid principal amount as set forth in the applicable Loan Transfer Addendum substantially in the form set forth in Exhibit A hereto and all other Conveyed Property related to such FFELP Loans. Portfolios of FFELP Loans and all other Conveyed Property related to such FFELP Loans may be purchased hereunder from the Seller by the Purchaser by and through the Trustee from time to time in the future, if the parties hereto execute and deliver a related Loan Transfer Addendum for each such purchase of a portfolio substantially in the form set forth in Exhibit A hereto, and if the Seller executes and delivers to the Purchaser all documents required under Section 4 hereof as of the applicable Loan Purchase Date. Each such purchase of a portfolio of FFELP Loans shall be governed in all respects by this Loan Purchase Agreement together with the Loan Transfer Addendum pertaining to such portfolio. The Seller shall deliver a Loan Transfer Schedule to the Purchaser, not less than five (5) days prior to the applicable Loan Purchase Date. Consummation of the sale of each portfolio of such FFELP Loan and all other Conveyed Property related to such FFELP Loans pursuant to a Loan Transfer Addendum shall require execution and delivery to the Purchaser of the Seller's Closing Certificate in the form of Exhibit B hereto (and delivery of the documents described in Exhibit B hereto), and execution and delivery by the Seller of the blanket endorsement and bill of sale substantially in the forms set forth in Exhibits C and D hereto, respectively. It is the intention of the Seller that the transfer from the Seller to the Trustee on behalf of the Purchaser constitutes a true sale of each FFELP Loans sold hereunder and that neither the Seller's interest in nor title to such FFELP Loans shall thereafter become or be deemed property of the Seller for any purpose under applicable state or federal law, unless and until such FFELP Loan is repurchased by the Seller pursuant to the terms of this Loan Purchase Agreement.

               (b) Delivery and payment for the FFELP Loans and all other Conveyed Property related to the FELP Loans sold hereunder shall take place at a location and on a date (the "Loan Purchase Date") to be specified by the Purchaser. The applicable Loan Purchase Date shall be the date set forth in the Loan Transfer Addendum pertaining to such FFELP Loans.

               (c) Subject to the terms and conditions of this Loan Purchase Agreement, the Purchaser agrees to purchase the FFELP Loans by and through the Trustee and all other Conveyed Property related to the FFELP Loans sold hereunder at a price agreed upon and specified in the Loan Transfer Addendum as set forth in Exhibit A. The Seller shall be responsible for reporting to the Secretary of Education and, if required by the provisions of the Higher Education Act, offsetting against Interest Subsidy Payments and Special Allowance Payments made to the Seller by the Secretary of Education the entire amount of any origination fee which is authorized to be charged by the Higher Education Act with respect to the FFELP Loans sold hereunder. Additionally, the Seller shall, as a condition to the purchase by the Purchaser of any FFELP Loan, be required to pay to the Purchaser on the Loan Purchase Date the amount of any such origination fee which has not at that time been used to offset such Special Allowance Payments or Interest Subsidy Payments, to the extent that the Special Allowance Payments or Interest Subsidy Payments received by the Trustee in connection with such FFELP Loans shall be affected. Seller shall continue due diligence servicing in compliance with the Higher Education Act, at Seller's cost, up to the applicable Loan Purchase Date; thereafter, servicing shall be paid for by, and shall be the responsibility of, the Purchaser.

               (d) Subject to the terms and conditions of this Loan Purchase Agreement, Seller shall sell to the Purchaser, by and through the Trustee, all FFELP Loans made to the same Borrower(s) which are held by or on behalf of Seller (serial loans).

               (e) The Seller hereby agrees that it will not consolidate any FFELP Loan that the Seller sold to the Purchaser pursuant to this Agreement which is a consolidation loan under Section 428C of the Higher Education Act. In the event that the Seller consolidates any such FFELP Loan, and the proceeds of the related consolidation loan are used to repay the principal and interest due on such FFELP Loan, the Seller shall pay to the Purchaser liquidated damages in an amount equal to the percentage of the premium paid by the Purchaser to the Seller in connection with the purchase of such FFELP Loan under this Agreement, which percentage is equal to the percentage that the then outstanding principal balance of such FFELP Loan is of the principal balance of such FFELP Loan on it Loan Purchase Date hereunder (the "Liquidated Damages Sum"). The parties hereto agree that (a) the Purchaser's actual damages resulting from such consolidation by the Seller would be difficult to calculate, (b) that the Liquidated Damages Sum is a reasonable estimate of such actual damages and (c) the Liquidated Damages Sum shall constitute liquidated damages, and not a penalty, forfeiture or return of any portion of the purchase price for such FFELP Loan. The parties hereto agree that payment of the Liquidated Damages Sum by the Seller to the Purchaser shall be the sole and exclusive remedy of the Purchaser and the Trustee for any consolidation of such FFELP Loan by the Seller in breach of this breach of this paragraph, and the Purchaser and the Trustee hereby waive any other claim either may have resulting from such breach, including, without limitation any claim for indemnification or consequential and incidental damages incurred by the Purchaser or the Trustee.

        Section 3. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE SELLER.

               (a) With respect to FFELP Loans sold on a Loan Purchase Date, the Seller hereby makes the representations and warranties set forth in Exhibit E hereto as of such Loan Purchase Date. Each representation, warranty, certification, covenant and agreement contained in this Loan Purchase Agreement shall survive the applicable Loan Purchase Date.

               (b) The Seller shall not organize under the law of any jurisdiction other than the State under which it is organized as of the date of this Loan Purchase Agreement (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to the Purchaser. Before effecting such change, the Seller shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the Purchaser's interests in the FFELP Loans.

        Section 4. CONDITIONS OF PURCHASE. The Purchaser's obligation to purchase and pay for the FFELP Loans hereunder by and through the Trustee as of any applicable Loan Purchase Date shall be subject to each of the following conditions precedent:

               (a) All representations, warranties and statements by or on behalf of the Seller contained in this Loan Purchase Agreement shall be true on the applicable Loan Purchase Date.

               (b) Any notification to or approval by the Secretary of Education or a Guarantee Agency required by the Higher Education Act or a Guarantee Agreement as a condition to the assignment of the FFELP Loans shall have been made or received and evidence thereof delivered to the Purchaser.

               (c) The entire interest of the Seller in each FFELP Loan shall have been duly assigned by endorsement in the form set forth in Exhibit C hereto, such endorsement to be without recourse except as provided in
        Section 6 hereof.

               (d) Physical custody and possession of the FFELP Loans (including all information and documentation which is described in the Seller's Closing Certificate as specified in Exhibit B hereto) shall be transferred in the manner directed by the Purchaser.

               (e) The Purchaser shall receive an opinion of the Seller's counsel, dated as of the first Loan Purchase Date covering such first sale and any other sale of FFELP Loans, in form and substance satisfactory to the Purchaser and the Trustee to the effect that (i) this Loan Purchase Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid, binding and enforceable obligation of the Seller, (ii) the blanket endorsement and bill of sale required by this Loan Purchase Agreement have been duly authorized, executed and delivered by the Seller, (iii) with respect to all Insured Loans being acquired, the applicable Contract of Insurance has been duly authorized, executed and delivered by the Seller, (iv) with respect to all Guaranteed Loans being acquired, the applicable Guarantee Agreement has been duly authorized, executed and delivered by the Seller, and (v) assuming the due execution and delivery thereof, each FFELP Loan constitutes the legal, valid and binding obligation of the Borrower (and of each endorser, if any) thereof, enforceable in accordance with its terms, (vi) to the knowledge of the Seller's counsel, the execution and delivery of this Loan Purchase Agreement, the consummation of the transactions therein contemplated and compliance with the terms, conditions and provisions of this Loan Purchase Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of the Seller or any agreement or instrument to which the Seller is a party or by which it is bound or constitute a default thereunder,

        (vii) to the knowledge of the Seller's counsel, the Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Seller to perform its obligations under this Loan Purchase Agreement, (viii) no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Deposit Insurance Corporation ("FDIC"), the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions contemplated in this Loan Purchase Agreement, (ix) this Loan Purchase Agreement shall constitute a security agreement under Delaware law and shall be effective to create, in favor of the Purchaser, a perfected valid security interest in the FFELP Loans subject to no prior liens, (x) if the Purchaser and the Seller are affiliates, that if the Seller became a debtor under the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended (the "Bankruptcy Code"), (1) Section 541(a)(1) of the Bankruptcy Code would not apply to deem the FFELP Loans sold by the Seller to the Purchaser and the proceeds therefrom as property of the bankruptcy estate of the Seller and therefore (2) Section 362(a) of the bankruptcy Code would not apply to stay payment to the Purchaser or its assignees, (xi) if the Seller is the parent of the Purchaser, if the Seller became a debtor under the Bankruptcy Code, a court would not disregard the separate identity of the Purchaser so that the assets of the Seller would be consolidated with and become a part of the Seller's bankruptcy estate, and (xii) if the Seller is a bank or savings association the deposits of which are insured by the FDIC (a "Bank") and the FDIC were appointed as receiver or conservator of such Bank, a court would not recharacterize the transfer and assignment of the FFELP Loans to the Borrower as a pledge to secure a borrowing rather than a sale of the FFELP Loans.

               (f) Delivery by the Seller to the Purchaser on or before the applicable Loan Purchase Date of the following documentation: Seller's Closing Certificate in the form of Exhibit B hereto; blanket endorsement in the form of Exhibit C hereto; bill of sale in the form of Exhibit D hereto; UCC Financing Statements evidencing the transfer from the Seller to the Trustee on behalf of the Purchaser, and UCC lien searches sufficiently in advance of the Loan Purchase Date so as to permit review thereof by the Purchaser to its satisfaction, if either or both are requested by the Purchaser or a party to the Financing Agreement; and UCC termination statements or releases, if any, to the extent necessary to release any security interest granted by the Seller in any FFELP Loan.

               (g) Delivery by the Seller to the Purchaser, prior to the Loan Purchase Date, of a fully executed and completed Loan Transfer Addendum substantially in the form of Exhibit A hereto with respect to FFELP Loans referred to in the bill of sale, and delivery of a Loan Transfer Schedule as required in Section 2(a) hereof.

               (h) Adequate funds are available to the Purchaser to finance the purchase of FFELP Loans under this Loan Purchase Agreement.

               (i) Delivery by the Seller of a closing certificate dated as of the date of the first sale of FFELP Loans hereunder in form and substance satisfactory to the Purchaser and Trustee and a certificate dated as of the date of the first sale of FFELP Loans hereunder of the certificates attached to the true sale/non-consolidation opinion and the perfection opinion of Kutak Rock LLP, each dated as of approximately even date therewith.

        Section 5.  REJECTION OF FFELP LOANS PRIOR TO SALE.

               (a) If prior to the sale of a FFELP Loan under this Loan Purchase Agreement (i) the Seller will be unable to make or furnish the representations and warranties required to be made or furnished by it pursuant to this Loan Purchase Agreement as to a FFELP Loan or (ii) the Purchaser determines that the Seller will be unable to fulfill one or more covenants or conditions of this Loan Purchase Agreement as to a FFELP Loan, or (iii) the Purchaser, in its reasonable judgment, deems that a FFELP Loan will not comply with the terms and conditions of this Loan Purchase Agreement or will not be delivered in compliance with such terms and conditions, or (iv) the Purchaser, in its reasonable judgment deems that a FFELP Loan will be for any reason unacceptable to it, then the Purchaser, within thirty days prior to the applicable Loan Purchase Date, may refuse to accept and pay for such FFELP Loan (or any substitute FFELP Loan offered by the Seller in lieu thereof) on the applicable Loan Purchase Date and such FFELP Loan shall not be sold under this Loan Purchase Agreement on such Loan Purchase Date..

               (b) If the Purchaser rejects a FFELP Loan pursuant to Subsection 5(a), any such FFELP Loan shall be returned to the Seller by registered mail, together with a letter identifying each returned FFELP Loan and stating the basis for its return. The Purchaser shall cause any FFELP Loan returned to the Seller which has been endorsed to the Trustee to be endorsed by the Trustee to the Seller in the form set forth in Exhibit F hereto.

               (c) The liability of the Purchaser in connection with the loss of or damage to any FFELP Loan to be returned to the Seller is limited to such loss or damage occurring as a result of its gross negligence or willful misconduct in handling or safekeeping FFELP Loans.

        Section 6.  REPURCHASE OBLIGATION.  If:

               (i) any representation or warranty made or furnished by the Seller set forth in Exhibit E to this Loan Purchase Agreement shall prove to have been materially incorrect as of the applicable Loan Purchase Date;

               (ii) the Secretary of Education or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim filed with respect to a FFELP Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments, Insurance, reinsurance or Guarantee payments) on account of any circumstance or event that occurred prior to the sale of such FFELP Loan to the Purchaser by and through the Trustee;

               (iii) on account of any circumstance or event that occurred prior to the sale of a FFELP Loan to the Purchaser, by and through the Trustee, a defense is asserted by a Borrower (or endorser, if any) of the FFELP Loan with respect to Borrower's obligation to pay all or any part of the FFELP Loan, and the Purchaser, in good faith, believes that the facts reported, if true, raise a reasonable doubt as to the legal enforceability of such FFELP Loan; or

               (iv) the instrument which Seller purports to be an Eligible Loan is not, in fact, an Eligible Loan on its Loan Purchase Date;

then the Seller shall repurchase such FFELP Loan upon the request of the Purchaser by paying to the Purchaser the then outstanding principal balance of such FFELP Loan multiplied by the percentage used to calculate the purchase price in the applicable Loan Transfer Addendum (or such greater amount as may be necessary to make the Purchaser and the Trustee whole in light of the purchase price originally paid by the Purchaser for such loan), plus accrued and unpaid interest and applicable Special Allowance Payments with respect to such FFELP Loan from the Loan Purchase Date to and including the date of repurchase, plus any amounts owed to the Secretary of Education with respect to the repurchased FFELP Loan, plus any attorneys' fees, legal expenses, court costs, servicing fees or other expenses incurred by the Purchaser and the Trustee in connection with such FFELP Loan.

        Section 7. NOTIFICATION TO BORROWERS. The servicing agent on behalf of the Seller shall notify Borrowers under the FFELP Loans as required by the Higher Education Act of the assignment and transfer to the Trustee of the Seller's interest in such FFELP Loans and the Seller shall direct each Borrower to make all payments thereon directly to the Purchaser or as it may otherwise designate.

        Section 8.  OBLIGATIONS TO FORWARD PAYMENTS AND COMMUNICATIONS.

               (a) The Seller shall promptly remit, or cause to be remitted, to the Purchaser all funds received by the Seller after the applicable Loan Purchase Date which constitute payments of principal or interest (including Interest Subsidy Payments) or Special Allowance Payments accrued after the applicable Loan Purchase Date with respect to any FFELP Loan.

               (b) The Seller shall immediately transmit to the Purchaser any communication received by the Seller after the applicable Loan Purchase Date with respect to a FFELP Loan or the Borrower under such a FFELP Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudication of bankruptcy and similar documents and forms requesting deferment of repayment or loan cancellations.

        Section 9. PAYMENT OF EXPENSES AND TAXES. Each party to this Loan Purchase Agreement shall pay its own expenses incurred in connection with the preparation, execution and delivery of this Loan Purchase Agreement and the transactions herein contemplated, including, but not limited to, the fees and disbursements of counsel; provided, however, that Seller shall pay any transfer or other taxes and recording or filing fees payable in connection with the sale and purchase of the FFELP Loans.

        Section 10. INDEMNIFICATION. The Seller specifically acknowledges that the Purchaser, in obtaining financing, will be making representations and warranties regarding the FFELP Loans sold hereunder based in part on the accuracy of the Seller's representations and warranties in this Loan Purchase Agreement. The Seller agrees to indemnify and save the Trustee, the Purchaser and the parties to the Financing Agreement (together with each of their respective successors, assignees, officers, directors, agents and employees) harmless of, from and against any and all loss, liability, cost, damage or expense, including reasonable attorneys' fees and costs of litigation, incurred by reason of any breach of the Seller's warranties, representations or covenants hereunder or any false or misleading representations of the Seller or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by the Seller in connection herewith, excluding, however, any loss attributable to credit losses due to defaulted FFELP Loans or which would otherwise constitute credit recourse; provided, however, it is understood that all risks relating to the collectibility of FFELP Loans transferred to the Purchaser, acting by and through the Trustee, under this Agreement are assumed by the Purchaser and the aforesaid indemnity shall not be construed to cover such risks.

        Section 11. SPECIAL PROVISIONS.

               (a) The Seller hereby represents and warrants that the Seller is transferring all of its right title and interest in the MPN Loans to the Purchaser, that it has not assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that the Seller has reacquired) to any person other than the Purchaser, and that no prior holder of the MPN Loans has assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that such prior holder has reacquired) to any person other than a predecessor in title to the Seller. The Seller hereby covenants that the Seller shall not attempt to transfer to any other person any interest in any MPN Loan assigned hereunder.


               (b) The Seller hereby authorizes the Purchaser to file a UCC financing statement identifying the Seller as debtor and the Purchaser as secured party and describing the FFELP Loans sold pursuant to this Loan Purchase Agreement. The preparation or filing of such UCC-1 financing statement is solely for additional protection of the Purchaser's interest in the FFELP Loans and shall not be deemed to contradict the express intent of the Seller and the Purchaser that the transfer of FFELP Loans under this Loan Purchase Agreement is an absolute assignment of such FFELP Loans and is not a transfer of such FFELP Loans as security for a debt.

        Section 12.  OTHER PROVISIONS.

               (a) The Seller shall, at its expense, furnish to the Purchaser such additional information concerning the Seller's student loan portfolio as the Purchaser may reasonably request.

               (b) The Seller shall, at its expense, execute all other documents and take all other steps as may be requested by the Purchaser or the Trustee from time to time to effect the sale hereunder of the FFELP Loans.

               (c) The provisions of this Loan Purchase Agreement cannot be waived or modified unless such waiver or modification be in writing and signed by the parties hereto. Inaction or failure to demand strict performance shall not be deemed a waiver.

               (d) This Loan Purchase Agreement shall be governed by the laws of the State of Nebraska.

               (e) All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

               (f) This Loan Purchase Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

               (g) If any provision of this Loan Purchase Agreement shall be held, deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Loan Purchase Agreement or any part hereof.

               (h) All notices, requests, demands or other instruments which may or are required to be given by either party to the other shall be in writing, and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is given or upon expiration of a period of 48 hours from and after the postmark thereof when mailed, postage prepaid, by registered or certified mail, requesting return receipt, by overnight courier, or by telecopy, addressed as follows:

        If to the Purchaser:

                      Nelnet Student Loan Trust 2008-2
                      121 South 13th Street, Suite 201
                      Lincoln, Nebraska 68508
                      Attention: Terry J. Heimes
                      Telephone: (402) 458-2301
                      Facsimile:  (402) 458-2294

               with a copy to the Trustee at:

                      Zions First National Bank
                      Corporate Trust Division
                      717 17th Street, Suite 301
                      Denver, Co  80202
                  Attention: David W. Bata - VP & Trust Officer
                      Telephone: (720) 947-7475
                      Facsimile: (720) 947-7480

        If to the Seller, addressed in the manner as set forth in the first paragraph of this Loan Purchase Agreement.

        Either party may change the address and name of the addressee to which subsequent notices are to be sent to it by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the fifth day after it is mailed.

               (i) This Loan Purchase Agreement may not be terminated by either party hereto except in the manner and with the effect herein specifically provided for.

               (j) Time is of the essence in this Loan Purchase Agreement.

               (k) This Loan Purchase Agreement shall not be assignable by the Seller, in whole or in part.

               (l) No remedy by the terms of this Loan Purchase Agreement conferred upon or reserved to the Purchaser is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Loan Purchase Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction) or by statute on or after the date of this Loan Purchase Agreement.

               (m) Acts to be taken by the Purchaser with respect to acquiring and holding title to FFELP Loans hereunder shall be taken by the Trustee as directed by the Purchaser, which qualifies as an "eligible lender" trustee under the Higher Education Act, and all references herein to the Purchaser shall incorporate by this reference the fact that the Trustee will be acquiring and holding title to FFELP Loans on behalf of the Purchaser, all as required under the Higher Education Act.

               (n) The parties hereto acknowledge that the Trustee and the Indenture Trustee shall be third party beneficiaries of this Loan Purchase Agreement with the power and right to enforce the provisions thereof, and the Trustee and the Indenture Trustee may become an assignee of the Purchaser. The foregoing creates a permissive right on the part of such third party beneficiaries, and such third party beneficiaries shall be under no duties or obligations hereunder.

               (o) This Loan Purchase Agreement has been made and entered into not only for the benefit of the Purchaser and Seller but also for the benefit of the Indenture Trustee in connection with the financing of Eligible Loans as defined in the Financing Agreement, and upon assignment by the Purchaser to the Indenture Trustee, its provisions may be enforced not only by the parties to this Loan Purchase Agreement but by the Indenture Trustee. The foregoing creates a permissive right on behalf of the Indenture Trustee and the Indenture Trustee shall not be under any duties or obligations hereunder.

               (p) This Loan Purchase Agreement shall inure to the benefit of the Trustee, the Indenture Trustee and their successors and assigns. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Loan Purchase Agreement which expressly confer rights upon the Trustee or the Indenture Trustee shall be for the benefit of and run directly to, the Trustee and the Indenture Trustee, and the Trustee and the Indenture Trustee shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if each were a party hereto. The foregoing creates a permissive right on behalf of the Trustee and the Indenture Trustee, and neither the Trustee nor the Indenture Trustee shall be under any duties or obligations hereunder.

               (q) If there is an Event of Default (as defined in the Financing Agreement) under the Financing Agreement and the Indenture Trustee forecloses on its security interest on the Eligible Loans, then the Indenture Trustee shall assume all duties and obligations of the Purchaser hereunder.

        Section 13. SECURITY INTEREST. The parties to this Loan Purchase Agreement intend that the conveyance of the Seller's right, title and interest in and to the FFELP Loans sold pursuant to this Loan Purchase Agreement (the "Student Loans" shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Seller to the Purchaser. The parties to this Loan Purchase Agreement intend that the arrangements with respect to the Student Loans shall constitute a purchase and sale of such Student Loans and not a loan. In the event, however, that it were determined by a court of competent jurisdiction that the transactions evidenced by this Loan Purchase Agreement shall constitute a loan and not a purchase and sale, the party receiving notice of such determination shall give notice of such determination to the other party and to the Trustee. This Loan Purchase Agreement constitutes a "security interest" under Article 9 of the applicable UCC and the Seller hereby grants to the Purchaser a first priority "security agreement" under Article 9 of the applicable UCC in all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under all accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, money, deposit accounts, certificates of deposit, letters of credit, advices of credit and other property consisting of, arising from or related to the following collateral property ("Conveyed Property"):

               (a)    all Student Loans;

               (b) all revenues and recoveries of principal from Student Loans, including all borrower payments and reimbursements of principal and accrued interest on default claims received from any Guarantee Agency, on and after the applicable Loan Purchase Date;

               (c) any other revenues and recoveries of principal and interest and other payments and reimbursements of principal and accrued interest received with respect to any Student Loan and any other collection of cash with respect to such Student Loan (including, but not limited to, Interest Subsidy Payments, Special Allowance Payments, finance charges and payments representing the repurchase of any Student Loan or rebate of premium thereon) received or deemed to have been received and all other cash collections, tax refunds and other cash proceeds of the Conveyed Property, received on and after the applicable Loan Purchase Date;

               (d) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Student Loans, whether pursuant to the contract related to such Student Loans or otherwise;

               (e) all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Student Loans otherwise in respect of the Conveyed Property; and

               (f) all proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables or other liquidated property which at any time constitute all or part or are included in the proceeds of any of the foregoing property).

        The Seller agrees that from time to time, at its expense, it will properly execute and deliver all further instruments and documents (including, without limitation, UCC-1 financing statements and custodian agreements with the Servicer), and take all further action that the Purchaser may reasonably request in order to perfect, protect or more fully evidence the Purchaser's interest in the Conveyed Property or to enable the Purchaser to exercise or enforce any of its rights hereunder. The Seller hereby authorizes the Purchaser to file each UCC financing statement and each related UCC financing amendment, if any, (together with such other instruments or documents) and in such form as are determined by the Purchaser to be necessary or desirable, in each case, on behalf of the Seller (the terms of which shall be binding on the Seller).

        Section 14. INFORMATION AND REPORTING. Upon the Purchaser's request, Seller shall furnish to the Purchaser: (a) Seller's most recent audited financial statement prepared in accordance with generally accepted accounting principles and duly certified by nationally recognized independent certified public accountants selected by Seller, as well as Seller's most recent unaudited financial statement and balance sheet; (b) an updated audited financial statement prepared in accordance with generally accepted accounting principles and duly certified by nationally recognized independent certified public accountants selected by Seller; and (c) such other financial information as the Purchaser may reasonably request from time to time. Seller shall verify and reconcile FFELP Loan disbursements and cancellations of FFELP Loans sold hereunder, in such manner as the Purchaser may reasonably request from time to time. Seller shall furnish to the Purchaser a certificate of good standing.

        Section 15. LIMITATION OF LIABILITY OF DELAWARE TRUSTEE. Notwithstanding anything contained herein to the contrary, this instrument has been executed by M&T Trust Company of Delaware, not in its individual capacity, but solely in its capacity as Delaware Trustee, and in no event shall M&T Trust Company of Delaware in its individual capacity or any beneficial owner of the Purchaser have any liability for the representations, warranties, covenants, agreements or other obligations of the Purchaser hereunder, as to all of which recourse shall be had solely to the assets of the Purchaser.



               [BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.


NELNET STUDENT LOAN TRUST  2008-2           NELNET STUDENT LOAN FUNDING, LLC
By:   M&T Trust Company of Delaware,        By:  Nelnet Student Loan Funding
not in its individual capacity,             Management Corporation, as Manager
but solely as Delaware Trustee              and Special Member



By: /s/ Rita Marie Ritrovato                By:  /s/ Hannah Smitterberg
  -------------------------------------       ----------------------------------
Title:  Assistant Vice President                  Hannah Smitterberg
                                                  Assistant Vice President

                      EXHIBIT A TO LOAN PURCHASE AGREEMENT

                             LOAN TRANSFER ADDENDUM

        This Loan Transfer Addendum (the "Addendum") is made and entered into as of the ____ day of ________, 2008, by and between Nelnet Student Loan Trust 2008-2 (the "Purchaser") and Nelnet Student Loan Funding, LLC (the "Seller").

        WHEREAS, the parties hereto entered into that Loan Purchase Agreement dated as of April 1, 2008 (the "Loan Purchase Agreement"), and the Seller wishes to sell a portfolio of FFELP Loans (as defined in the Loan Purchase Agreement) to the Purchaser, pursuant to and in accordance with the terms and conditions of the Loan Purchase Agreement.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

        1. Definitions. All capitalized terms in this Addendum shall have the same meanings given to them in the Loan Purchase Agreement, unless otherwise specifically stated herein.

        2. Purchase of FFELP Loans. Subject to the terms and conditions of the Loan Purchase Agreement and in reliance upon the representations, warranties and covenants as set forth in the Loan Purchase Agreement, the Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Purchaser, acting by and through the Trustee, without recourse, all of its right, title and interest in and to the, a portfolio of FFELP Loans identified in the Loan Transfer Schedule attached hereto, having an aggregate outstanding principal balance of approximately $______ and all other Conveyed Property related to the FFELP Loans (the "Current Purchase Portfolio").

        3. Purchase Price. Subject to the terms and conditions of the Loan Purchase Agreement, the Purchaser hereby purchases the Current Purchase Portfolio at a purchase price equal to 100% of the aggregate unpaid principal balance of the FFELP Loans included therein plus 100% of the accrued and unpaid interest thereon, each as of the Loan Purchase Date set forth in Section 4 hereof.

        4.     Loan Purchase Date. The Loan Purchase Date shall be ______, 2008.

        5. Representations and Warranties. The Seller hereby makes all the representations and warranties set forth in the Loan Purchase Agreement as of the Loan Purchase Date set forth in Section 4 hereof.

        6. Effect on Loan Purchase Agreement. This Addendum sets forth the terms of purchase and sale solely with respect to the Current Purchase Portfolio. This Addendum shall have no effect upon any other sale or purchase of any FFELP Loans consummated or contemplated prior to or after the Loan Purchase Date, and all other terms, conditions and agreements contained in the Loan Purchase Agreement shall remain in full force and effect. Prior or subsequent purchases and sales of FFELP Loans shall each be governed by a separate Loan Transfer Addendum. The terms and provisions of the Loan Purchase Agreement form a part of, and are incorporated by this reference into, this Loan Transfer Addendum.

        7.      Special Terms. [Reserved]

NELNET STUDENT LOAN TRUST 2008-2              NELNET STUDENT LOAN FUNDING, LLC


By:  M&T Trust Company of Delaware, not in    By:  Nelnet Student Loan Funding
its individual capacity, but solely as        Management Corporation, as Manager
Delaware Trustee                              and Special Member




By: /s/ Rita Marie Ritrovato                  By: /s/  Hannah Smitterberg
------------------------------------------    ----------------------------------
Title:  Assistant Vice President                       Hannah Smitterberg
      ----------------------------------               Assistant Vice President

                      EXHIBIT B TO LOAN PURCHASE AGREEMENT

                          SELLER'S CLOSING CERTIFICATE

        Nelnet Student Loan Funding (the "Seller") does hereby certify that the following documents, where applicable to each FFELP Loan (as defined in the Loan Purchase Agreement) dated April 1, 2008 including all exhibits and schedules attached thereto, and any applicable addenda, supplements or amendments thereto (the "Agreement"), by and between the Seller and Nelnet Student Loan Trust 2008-2 (the "Purchaser") acquired under the Loan Transfer Addendum (as defined in the Agreement) dated as of _______, 2008 by and between the Seller and the Purchaser, have heretofore been furnished to the Purchaser or are simultaneously herewith delivered in accordance with the instructions of the Purchaser, pursuant to subsection 4(d) of the Agreement:

Department of Education application or Guarantee Agency
          application, as supplemented
Interim note(s) for each Loan that is not an MPN Loan
        Payout note(s) for each Loan that is not an MPN Loan
Disclosure and Loan information statement
Certificate of Insurance and Contract of Insurance with
  respect to each Insured Loan (or certified copy thereof)
Guarantee Agreement, Agreement for Participation in the
  Guaranteed Loan Program and Notification of Loan
  Approval by the Guarantee Agency with respect to each Guaranteed Loan (or certified copy thereof)
Any other documentation held by the Seller relating to
  the history of such FFELP Loan
Secretary of Education and Guarantee Agency Loan
  Transfer Statements
Uniform Commercial Code financing statement, if any, securing any interest in an FFELP Loan to be Financed, and an executed termination statement related thereto
        Evidence of Loan disbursement
Any other document required to be submitted with a claim to the Guarantee
Agency.

        IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered by an officer hereunto duly authorized as of the Loan Purchase Date, _________, 2008.

                                            Nelnet Student Loan Funding, LLC

                                            By:  Nelnet Student Loan Funding
                                            Management Corporation, as Manager
                                            And Special Member



                                            By: /s/ Hannah Smitterberg
                                              ----------------------------------
                                                    Hannah Smitterberg
                                                    Assistant Vice President

                      EXHIBIT C TO LOAN PURCHASE AGREEMENT

                             BLANKET ENDORSEMENT OF

                          STUDENT LOAN PROMISSORY NOTES

        Pursuant to the Loan Purchase Agreement dated April 1, 2008, the undersigned (the "Seller"), by execution of this instrument, hereby endorses all promissory notes purchased by Zions First National Bank as eligible lender trustee (the " Trustee") on behalf of Nelnet Student Loan Trust 2008-2 (the "Purchaser") This endorsement is in blank, unrestricted form. This endorsement is without recourse, except as provided under the terms of the Loan Purchase Agreement. All right, title, and interest of Seller in and to the promissory notes and related documentation identified in the attached loan ledger are transferred and assigned to Trustee on behalf of the Purchaser.

        This endorsement may be further manifested by attaching this instrument or a facsimile hereof to each or any of the Promissory Notes and related documentation acquired by the Trustee on behalf of the Purchaser from Seller, or by attaching this instrument to the loan ledger schedule, as the Purchaser may require or deem necessary.

        Dated as of this _____ day of _________, 2008.

                                Zions First National Bank, solely in its capacity as trustee on behalf of Nelnet Student Loan Funding, LLC

                             By:   /s/ David W. Bata
                                ---------------------------------------------

                             Title:    Vice President
                                ---------------------------------------------

                      EXHIBIT D TO LOAN PURCHASE AGREEMENT

                                  BILL OF SALE

               FOR VALUE RECEIVED, Nelnet Student Loan Funding, LLC (the "Seller"), pursuant to the terms and conditions of that certain Loan Purchase Agreement dated as of April 1, 2008 (the "Agreement") between the Seller and Nelnet Student Loan Trust 2008-2 (the "Purchaser") does hereby grant, sell, assign, transfer and convey to Zions First National Bank, solely in its capacity as trustee (the "Trustee") on behalf of the Purchaser and its successors and assigns, all right, title and interest of the Seller in and to the following:

        (1) The FFELP Loans described in Annex I attached hereto, including the guarantee of the Loans issued by a guarantee agency pursuant to the Federal Family Education Loan Program (20 U.S.C. ss. 1071 et seq.);

        (2) All promissory notes and related documentation evidencing the indebtedness represented by such FFELP Loans;

        (3)    All other Conveyed Property related to such FFELP Loans; and

        (4) All proceeds of the foregoing including, without limitation, all payments made by the obligor thereunder or with respect thereto, all guarantee payments made by any guarantee agency with respect thereto, and all interest benefit payments and special allowance payments with respect thereto made under Title IV, Part B, of the Higher Education Act of 1965, as amended, and all rights to receive such payments, but excluding any proceeds of the sale made hereby.

               TO HAVE AND TO HOLD the same unto the Trustee on behalf of the Purchaser, its successors and assigns, forever. This Bill of Sale is made pursuant to and is subject to the terms and provisions of the Agreement, and is without recourse, except as provided in the Agreement.

              IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by one of its officers duly authorized to be effective as of the ____ day of ________, 2008.

                                    Zions First National Bank, solely in
                                    its capacity as trustee on behalf
                                    of Nelnet Student Loan Funding, LLC

                             By:    /s/ David W. Bata
                                ---------------------------------------------

                             Title:     Vice President
                                ---------------------------------------------

                      EXHIBIT E TO LOAN PURCHASE AGREEMENT

                    REPRESENTATIONS AND WARRANTIES OF SELLER

        A. Any information furnished by the Seller to the Purchaser, or the Purchaser's agents with respect to a FFELP Loan, including the Loan Transfer Schedule attached to the Loan Transfer Addendum, is true, complete and correct.

        B. The amount of the unpaid principal balance of each FFELP Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any FFELP Loan which can be asserted and maintained or which, with notice or lapse of time could be asserted and maintained by the Borrower against the Trustee or the Purchaser as assignee thereof. The Seller has taken all reasonable actions to assure that no maker of a FFELP Loan has or may acquire a defense to the payment thereof. No FFELP Loan carries a rate of interest less than, or in excess of, the applicable rate of interest required by the Higher Education Act. If the Higher Education Act permits Sellers to charge an interest rate less than the applicable rate of interest, no FFELP Loan purchased hereunder bears interest at a rate lower than the applicable rate of interest; provided, however, that the Purchaser may approve, in its sole discretion, in writing, interest reductions which are part of a borrower repayment incentive program of Seller, the terms of which have been fully described in detail and in writing to the Purchaser.

        C. Each FFELP Loan has been duly executed and delivered and constitutes the legal, valid and binding obligations of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

        D. Each FFELP Loan complies in all respects with the requirements of the Higher Education Act and the Loan Purchase Regulations and is an Eligible Loan, as that term is defined in the Loan Purchase Agreement.

        E. The Seller or Seller's eligible lender trustee has applied for and received the Secretary of Education's or a Guarantee Agency's designation, as the case may be, as an "Eligible Lender" under the Higher Education Act, and the Seller has entered into all agreements required to be entered into for participation in the Federal Family Education Loan Program under the Higher Education Act.

        F. The Seller and the Seller's eligible lender trustee on behalf of Seller is the sole owner and holder of each FFELP Loan and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances, other than FFELP Loans that have been submitted for claim to a Guarantee Agency; no FFELP Loan has been pledged or assigned for any purpose other than for submission of claim to a Guarantee Agency; and each FFELP Loan is free of any and all liens, charges, encumbrances and security interests of any description. The Purchaser has a valid and perfected first priority security interest in the Conveyed Property.

        G. Each FFELP Loan is either Insured or Guaranteed; such Insurance or Guarantee, as the case may be, is in full force and effect, is freely transferable as an incident to the sale of each FFELP Loan; all amounts due and payable to the Secretary of Education or a Guarantee Agency, as the case may be, have been paid in full by the Seller.

        H. There are no circumstances or conditions that exist with respect to any FFELP Loan, the Borrower thereunder or the creditworthiness of said Borrower that would reasonably cause prudent private investors to regard on the applicable Loan Purchase Date any of the FFELP Loans as an unacceptable investment, or adversely affect the value or marketability thereof, the insurance thereof and any applicable Guarantee.

        I. Each FFELP Loan was made in compliance with all applicable local, State and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

        J. The Seller has carefully reviewed the Loan Purchase Regulations supplied by the Purchaser and has complied with the Loan Purchase Regulations.

        K. The FFELP Loans pursuant to the Loan Purchase Agreement include all FFELP Loans of any one Borrower held by the Seller.

        L. The Seller has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by the Loan Purchase Agreement; the execution and delivery of the Loan Purchase Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of the Loan Purchase Agreement do not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of the Seller or any agreement or instrument to which the Seller is a party or by which it is bound or constitute a default thereunder; the Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Seller to perform its obligations under the Loan Purchase Agreement and the Loan Purchase Agreement constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Savings and Loan Insurance Corporation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

        M. The Seller is duly organized, validly existing and in good standing under the laws of its applicable jurisdiction and has the power and authority to own its assets and carry on its business as now being conducted.

        N. The Seller and any independent servicer have each exercised due diligence and reasonable care in making, administering, servicing and collecting the FFELP Loans, and the Seller has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Exhibit E. The Seller is solely responsible for the payment of the costs and expenses incident to origination of FFELP Loans, without any right of reimbursement therefor from the Purchaser.

        O. With respect to all Insured FFELP Loans being acquired, Insurance is in effect with respect thereto; the applicable Contract and Certificates of Insurance are valid and binding upon the parties thereto in all respects material to the security for any bonds and/or notes issued by the Purchaser or its assignee; and the Seller is not in default in the performance of any of its covenants and agreements made in respect thereof.

        P. With respect to all Guaranteed FFELP Loans being acquired, a Guarantee Agreement is in effect with respect thereto and is valid and binding upon the parties thereto in all respects material to the security of the bonds and/or notes issued by the Purchaser or its assignee to finance the FFELP Loans; and the Seller is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement.

        Q. The Seller does not (i) discriminate by pattern or practice against any particular class or category of students by requiring, as a condition to the receipt of a student loan, that a student or his family maintain a business relationship with the Seller, except as may be permitted under applicable laws or (ii) discriminate on the basis of race, gender, color, creed or national origin.

        R. The FFELP Loans are a representative sample of all student loans held by the Seller with respect to the educational institution attended by, or the age, sex, race, national origin or place of residence of, the Borrower to whom such loans were made, or with respect to any other identifying characteristic of such Borrowers.

        S. Each instrument transferred to the Purchaser under the Loan Purchase Agreement is a FFELP Loan which constitutes an Eligible Loan.

        T. No promissory note evidencing a FFELP Loan bears any apparent evidence of forgery or alteration or is otherwise so irregular or incomplete as to call into question its authenticity.

        U. Except as may have been disclosed by the UCC lien search required by
Section 4(f) of the Loan Purchase Agreement for the Seller, no other financing statements or assignment filings naming the Seller as debtor or assignor under its legal name or trade names has been filed.

        V. The fair salable value of the assets on a going concern basis of the Seller and its subsidiaries, on a consolidated basis, as of the time of each sale of FFELP Loans hereunder is in excess of the total amount of their liabilities.

                      EXHIBIT F TO LOAN PURCHASE AGREEMENT

                                 ACKNOWLEDGMENT

        The assignment of the within promissory note and related documents to (DO NOT COMPLETE) under a Loan Purchase Agreement between ____________________ and ____________________, dated as of ____________________, _____, did not become effective thereunder, and no rights in the same have been conveyed thereby.

        Dated:  (DO NOT COMPLETE)